                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                    FOOD COURT ENTERTAINMENT NETWORK, INC.
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ---------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:

    ---------------------------------------------------------------------------
    3) Filing Party:

    ---------------------------------------------------------------------------
    4) Date Filed:

    ---------------------------------------------------------------------------

                               [GRAPHIC OMITTED]




                    FOOD COURT ENTERTAINMENT NETWORK, INC.
                      NOTICE AND PROXY STATEMENT FOR THE
                      1997 ANNUAL MEETING OF STOCKHOLDERS

                    FOOD COURT ENTERTAINMENT NETWORK, INC.
                             220 East 42nd Street
                                  16th Floor
                           New York, New York 10017

                                  May 2, 1997
Dear Stockholder:

     You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Food Court Entertainment Network, Inc. which will be held on Wednesday, June 4, 1997, at 9:00 A.M., at the Company's offices located at 220 East 42nd Street, 16th Floor, New York, New York. The official notice of the meeting together with a proxy statement and form of proxy are enclosed. Please give this information your careful attention.

     Stockholders of the Company are being asked to elect seven directors of the Company to serve until the 1998 Annual Meeting of Stockholders and to ratify the appointment by the Company's Board of Directors of Richard A. Eisner & Company, LLP as the Company's independent auditors for 1997. Whether or not you expect to attend the meeting in person, it is important that your shares be voted at the meeting. I urge you to specify your choices by marking the enclosed proxy and returning it promptly.



                                            Sincerely,


                                            /s/ JAMES N. PERKINS
                                            --------------------
                                            JAMES N. PERKINS
                                            President and Chief Executive
                                            Officer

                    FOOD COURT ENTERTAINMENT NETWORK, INC.
                             220 East 42nd Street
                                  16th Floor
                           New York, New York 10017

                            ---------------------
                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            to be held June 4, 1997
                            ---------------------

TO OUR STOCKHOLDERS:

     Notice is hereby given that the annual meeting of stockholders of FOOD COURT ENTERTAINMENT NETWORK, INC. (the "Company") will be held on Wednesday, June 4, 1997, at 9:00 A.M. (prevailing time), at the Company's offices located at 220 East 42nd Street, 16th Floor, New York, New York for the following purposes:

   1. To elect seven directors to hold office until the 1998 Annual Meeting of Stockholders and until their successors shall have been elected and qualified ("Proposal One");

   2. To ratify the appointment by the Company's Board of Directors of Richard
      A. Eisner & Company, LLP as the Company's independent auditors for the fiscal year ending December 31, 1997 ("Proposal Two"); and

   3. To transact such other business as may properly come before this meeting or any postponement or adjournment thereof.

     The Board of Directors has fixed April 18, 1997 as the record date for the determination of stockholders entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting.

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

May 2, 1997                          By Order of the Board of Directors,


                                          /s/ Robert H. Lenz
                                          -------------------------

                                          Robert H. Lenz
                                          Chairman

                    FOOD COURT ENTERTAINMENT NETWORK, INC.
                             220 East 42nd Street
                                  16th Floor
                           New York, New York 10017

                            ---------------------
                                PROXY STATEMENT
                            ---------------------

     The accompanying proxy is solicited by and on behalf of FOOD COURT ENTERTAINMENT NETWORK, INC. (the "Company") for use at the annual meeting ("Annual Meeting") of stockholders to be held on Wednesday, June 4, 1997, at 9:00 A.M. (prevailing time), at the Company's offices located at 220 East 42nd Street, 16th Floor, New York, New York and at any postponement or adjournment thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to stockholders is May 2, 1997.

     Sending in a signed proxy will not affect the stockholder's right to attend the Annual Meeting and vote in person since the proxy is revocable. Any stockholder giving a proxy has the power to revoke it by, among other methods, giving written notice to the Secretary of the Company or delivering a later dated proxy at any time before the proxy is exercised.

     The expense of the proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or teletype by directors, officers or employees of the Company without additional compensation. Upon request by record holders of the Company's Series A Common Stock, par value $.01 per share (the "Series A Common Stock"), who are brokers, dealers, banks or voting trustees, or their nominees, the Company will pay the reasonable expenses incurred by such record holders for mailing proxy material and annual reports to any beneficial owners of Series A Common Stock.

     A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of the Company's Series A Common Stock and Series B Common Stock, par value $.01 per share (the "Series B Common Stock"), "FOR" the election of all nominees for directors as set forth in Proposal One and "FOR" the ratification of the appointment of Richard A. Eisner & Company, LLP as the Company's independent auditors for 1997 as set forth in Proposal Two.

     The enclosed proxy confers discretionary authority to vote with respect to any and all of the matters that may come before the Annual Meeting. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

     The Company is not currently aware of any matters which will be brought before the Annual Meeting (other than procedural matters) which are not referred to in the enclosed notice of the Annual Meeting.

     The Company had 6,963,655 shares of Series A Common Stock and 1,064,765 shares of Series B Common Stock outstanding at the close of business on April 18, 1997, the record date (the "Record Date"). The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes which all stockholders are entitled to cast on a particular matter constitutes a quorum for the purpose of considering such matter. All such shares that are present, in person or by proxy, at the meeting will be counted in determining whether a quorum is present, no matter how the shares are voted or whether they abstain from voting or are broker non-votes. Each share of Series A Common Stock outstanding is entitled to one vote and each share of Series B Common Stock is entitled to five votes on each matter which may be brought before the Annual Meeting. Except as otherwise indicated, Series A and Series B stockholders vote as a single class. Mr. Robert H. Lenz, Chairman of the Board and Director of the Company, and four other stockholders own collectively 100% of the issued and outstanding Series B Common Stock. All current officers and directors, together with such four other stockholders of Series B Common Stock, beneficially own in the aggregate approximately 21.6% of the total outstanding capital stock of the Company and have approximately 47.22% of the total combined voting power of the Company.

     The election of directors will be determined by a plurality vote. With respect to the election of directors (Proposal One), each stockholder may cast such holder's votes "FOR" all the nominees or may "WITHHOLD AUTHORITY" to vote for all or for any individual nominee. Holders of the Common Stock are not entitled to cumulate votes in the election of directors.

     The ratification of auditors (Proposal Two) requires the affirmative vote of a majority of shares present, in person or by proxy, and entitled to vote. With respect to the ratification of the appointment of auditors, each stockholder may cast all of such holder's votes "FOR" or "AGAINST" such proposal, or may "ABSTAIN" from voting.

     Under the Delaware General Corporation Law, an abstention, withholding of authority to vote or a broker non-vote on Proposal One or Proposal Two will have no effect on the outcome of such Proposals because the election of directors will be determined by a plurality vote and the approval of Proposal Two requires only the affirmative vote of a majority of shares present, in person or by proxy, and entitled to vote.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of April 1, 1997, the ownership of the Company's Common Stock by (i) each person who is known by the Company to own, of record or beneficially, more than five percent of the Company's Series A Common Stock or Series B Common Stock, (ii) each of the Company's Directors and Executive Officers, and (iii) all Directors and Executive Officers as a group. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

                                      Shares of          Percentage of        Shares of         Percentage of
                                       Series A            Series A            Series B           Series B
                                     Common Stock        Common Stock        Common Stock       Common Stock
                                     Beneficially        Beneficially        Beneficially       Beneficially      Voting
           Name(1)                     Owned(2)              Owned          Owned(2)(3)(4)        Owned(5)        Control
--------------------------------   -------------------   ----------------   -----------------   ---------------   ---------
Robert H. Lenz   ...............          1,024,471(6)           12.89             440,748(7)          41.39         21.73%
Stephen G. Bowen ...............            349,045(8)            4.78             206,545(9)          19.40          9.45
Jeffrey Steinberg   ............            169,545(10)           2.38             163,386(9)          15.34          6.70
Joseph Mercaldo  ...............            188,786(11)           2.64             178,786(9)          16.79          7.36
Harvey S. Wilson ...............            101,526(12)           1.44              75,300(13)          7.07          3.16
Gary Penisten ..................             60,000(14)              *                 -0-               -0-             *
Howard W. Phillips  ............             93,488(15)           1.32                 -0-               -0-             *
Robert S. Wussler   ............             60,000(14)              *                 -0-               -0-             *
Benjamin Frank   ...............             45,000(16)              *                 -0-               -0-             *
E. Donald Shapiro   ............             45,000(16)              *                 -0-               -0-             *
James Perkins ..................            215,873(17)           2.79                 -0-               -0-          1.73
Darren M. Sardoff   ............            100,000(18)           1.42                 -0-               -0-             *
All Officers and Directors as a
 Group (8 persons)  ............          1,643,832(19)          19.22%            440,748             41.39%        25.36%

------------
* Denotes less than 1%

 (1) Except as otherwise indicated, the address of all of the named individuals is c/o Food Court Entertainment Network, Inc., 220 East 42nd Street, New York, New York 10017.

 (2) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for, among others, the wife and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options, warrants or convertible securities within 60 days after the date of this table. Beneficial ownership may be disclaimed as to certain of the securities.

 (3) Certain holders of Series B Common Stock have placed a portion of their shares of Series B Common Stock in escrow and may vote such shares but not transfer them as of this time ("Escrow Shares").

 (4) Each share of Series B Common Stock is entitled to five votes per share, is convertible into one share of Series A Common Stock at the option of the holder, and will automatically convert into an equivalent number of shares of Series A Common Stock upon the sale or transfer by the record holder to any person other than another holder of Series B Common Stock.

 (5) Excludes 20,135 shares of Series B Common Stock held in treasury.

 (6) Includes warrants to purchase 542,850 shares of Series A Common Stock and 440,748 shares of Series A Common Stock which may be acquired upon the conversion of Series B Common Stock. Does not include (i) 55,668 shares of Series A Common Stock underlying warrants which are not exercisable until November 14, 1997 or (ii) 600,000 shares of Series A Common Stock underlying unvested options.

 (7) Includes 241,180 Escrow Shares.

 (8) Includes (i) 100,000 shares of Series A Common Stock which may be acquired upon the exercise of currently exercisable options, (ii) 30,000 shares of Series A Common Stock underlying currently exercisable warrants and (ii) 206,545 shares of Series A Common Stock which may be acquired upon the conversion of Series B Common Stock.

 (9) Includes 106,545 Escrow Shares.

(10) Includes 163,386 shares of Series A Common Stock which may be acquired upon the conversion of Series B Common Stock.

(11) Includes 178,786 shares of Series A Common Stock which may be acquired upon the conversion of Series B Common Stock.

(12) Includes warrants to purchase 14,026 shares of Series A Common Stock and 75,300 shares of Series A Common Stock which may be acquired upon the conversion of Series B Common Stock.

(13) Includes 75,300 Escrow Shares.

(14) Represents 60,000 shares of Series A Common Stock which may be acquired upon the exercise of currently exercisable options. Does not include 60,000 shares of Series A Common Stock underlying unvested options.

(15) Represents 93,488 shares of Series A Common Stock which may be acquired upon the exercise of currently exercisable options and warrants. Does not include 154,560 shares of Series A Common Stock which may be acquired upon exercise of a unit purchase option not exercisable until October, 1998. Does not include 60,000 shares of Series A Common Stock underlying unvested options.

(16) Represents 45,000 shares of Series A Common Stock which may be acquired upon the exercise of currently exercisable options. Does not include 60,000 shares of Series A Common Stock underlying unvested options.

(17) Includes 200,000 shares of Series A Common Stock which may be acquired upon the exercise of currently exercisable options. Does not include (i) 55,668 shares of Series A Common Stock underlying warrants which are not exercisable until November 14, 1997 or (ii) 300,000 shares of Series A Common Stock underlying unvested stock options.

(18) Represents 100,000 shares of Series A Common Stock which may be acquired upon the exercise of currently exercisable options.

(19) Includes 964,338 shares of Series A Common Stock which may be acquired upon the exercise of currently exercisable options and warrants and 629,534 shares of Series A Common Stock which may be acquired upon conversion of Series B Common Stock.

                                 PROPOSAL ONE
                             ELECTION OF DIRECTORS

     The Company's by-laws provide that the Board of Directors shall consist of such number of directors as determined by the Board of Directors. The Board of Directors has by resolution set the number of directors to be elected at seven.

     The Board of Directors has designated the persons listed below to be nominees for election as Directors. The Company does not have a nominating committee. The nominees are being nominated to serve for a one year term and until their successors are elected and qualified. The Company has no reason to believe that any of the nominees will be unavailable for election; however, should any nominee become unavailable for any reason the Board of Directors may designate a substitute nominee. The proxy agents intend (unless authority has been withheld) to vote for the election of the Company's nominees.

Information as to Directors and Nominees

     The following information regarding the Company's nominees is based, in part, upon information furnished by these individuals.

Name                    Age                        Position
----                   ----                        --------
Robert H. Lenz          57       Chairman of the Board of Directors
James N. Perkins        63       President, Chief Executive Officer and Director
Gary D. Penisten        65       Director
Howard W. Phillips      66       Director
Robert J. Wussler       58       Director
Benjamin Frank          62       Director
E. Donald Shapiro       65       Director

Robert H. Lenz,
Chairman of the Board of Directors

     Mr. Lenz has served as the Company's Chairman since May, 1993. From 1979 to 1991, Mr. Lenz was a principal, Creative Director and co-founder with five partners of the advertising firm of Backer & Spielvogel Inc. After the merger of Backer & Spielvogel with Ted Bates, Inc. in 1988, Mr. Lenz was Chairman and Creative Director of Backer Spielvogel Bates U.S. until 1991. Subsequent to his departure from Backer Spielvogel Bates U.S. in 1991, Mr. Lenz has been pursuing personal interests including the development of Cafe USA.

James N. Perkins,
President, Chief Executive Officer and Director

     Mr. Perkins has served as President, Chief Executive Officer and Director of the Company since October 1, 1996. Mr. Perkins served as Executive Vice President and Chief Operating Officer of the Company from February, 1996 to October 1, 1996. From 1988 to 1996, Mr. Perkins was President of US Tel, Inc., a telecommunications development company specializing in new media. From 1985 to 1988, Mr. Perkins organized and managed an interactive media research venture of Citibank, NYNEX and RCA. From 1981 to 1985, Mr. Perkins organized and managed the cable television programming venture of Hearst Corporation and ABC that led to the development of the Arts & Entertainment and Lifetime Networks. From 1980 to 1981, Mr. Perkins created and produced "The Home Shopping Show," the forerunner of The Home Shopping Network. Mr. Perkins is a graduate of Dartmouth College and a former Captain in the U.S. Air Force.

Gary D. Penisten,
Director

     Mr. Penisten has been a director of the Company since October, 1993. Mr. Penisten was employed with General Electric from 1953 to 1974, including as Manager of Finance for General Electric's Power Generation Group from 1972 to 1974. From 1974 to 1977 Mr. Penisten served as Assistant Secretary of the Navy, Financial Management. In 1977 he joined Sterling Drug, Inc. where he was Senior Vice President, CFO, and member of the Board of Directors of Sterling until 1988. After Sterling Drug was acquired by Eastman Kodak in 1988, Mr. Penisten remained with Kodak for two years as CFO of the Health Group until he took early retirement to pursue personal business interests in 1990. Mr. Penisten was a minority owner and director of Network Communications, Inc. which in December, 1990 filed a petition pursuant to Chapter 11 of the Federal Bankruptcy laws. Currently, Mr. Penisten is Chairman of the Board and a director of Acme United Corporation and a Director of D.E. Foster Partners, Inc.

Howard W. Phillips,
Director

     Mr. Phillips has been a director of the Company since October, 1993. From 1983 until August, 1995, Mr. Phillips was Director of Corporate Finance at D.H. Blair Investment Banking Corp. Mr. Phillips was a partner and Director of Corporate Finance of Oppenheimer & Co., Inc., an investment banking firm from 1970 to 1980. Mr. Phillips is currently a financial consultant and private investor and is a director of Pioneer Healthcare.

Robert J. Wussler,
Director

     Mr. Wussler has been a director of the Company since October, 1993. Mr. Wussler was President of CBS Sports and CBS Television, Senior Executive Vice President with Turner Broadcasting Systems (1980-1989), and CEO with Comsat Video Enterprises (1989-1992). Since leaving Comsat Video in 1992, Mr. Wussler has remained active in the industry serving as Treasurer to the Board of Governors of the National Cable Television Association (NCTA), the Board of Governors of the National Academy of Cable Programming (NACP) and the Board of Advisors of the Cable Television Public Affairs Association (CTPAA). Mr. Wussler is currently the President and Chief Executive Officer of New Venco, Inc., a private corporation owned by ABC affiliated television stations organized to explore new media ventures and is also a Director of the Nostalgia Channel, a publicly held corporation.

Benjamin Frank,
Director

     Mr. Frank has been a Director of the Company since October, 1995. Currently, Mr. Frank, an Attorney, is the Chairman of Benjamin Frank & Associates, a business engaged in real estate development, international trade and mergers and acquisitions. Prior thereto, Mr. Frank had served as a Senior Vice President of Allied Stores Corporation and on President Reagan's Advisory Committee for Trade Negotiations.

E. Donald Shapiro,
Director

     Mr. Shapiro has been a Director of the Company since October, 1995. Mr. Shapiro is currently a Joseph Solomon Distinguished Professor of Law at New York Law School and a Supernumerary Fellow at St. Cross College at Oxford University. Mr. Shapiro is a member of the Board of Directors of Loral Space & Communications, a NYSE company, Bank Leumi, Eyecare Products PLC, a London Stock Exchange company, Kranzco Realty Trust, a NYSE company, Vion, Inc., a NASDAQ company, Vascomedical Products, Inc., a NASDAQ company, Telepad, Inc., a NASDAQ company, Premier Laser Systems, Inc., a NASDAQ company and United Industrial Corporation, a NYSE company.

Board Meetings and Committees of the Board

     During 1996, there were six meetings of the Board of Directors. Each Director attended more than 83% of the meetings of the Board.

     The Board of Directors has established an Audit Committee and a Compensation Committee. The Audit Committee is responsible for reviewing the Company's accounting and financial practices and policies and the scope and results of the Company's audit. The Audit Committee is also responsible for recommending the selection of the Company's independent public accountants. The Audit Committee is comprised of Robert Wussler and E. Donald Shapiro. The Audit Committee did not meet in 1996.

     The Compensation Committee reviews the compensation of executive officers, makes recommendations to the Board regarding executive compensation and administers the Company's Employee Stock Option Plan. The Compensation Committee is comprised of Benjamin Frank and Gary Penisten. The Compensation Committee met four times in 1996.

   The Company does not have a Nominating Committee.

                              EXECUTIVE OFFICERS

     The executive officers of the Company as of April 1, 1997 are set forth below.

Name                   Age                             Position
----                   ---                             --------
Robert H. Lenz         57       Chairman of the Board of Directors
James N. Perkins       63       President, Chief Executive Officer and Director
Darren M. Sardoff      31       Senior Vice President, Business Affairs, Chief Financial
                                Officer and Secretary

     Mr. Lenz has served as the Company's Chairman since May, 1993. From 1979 to 1991, Mr. Lenz was a principal, Creative Director and co-founder with five partners of the advertising firm of Backer & Spielvogel Inc. After the merger of Backer & Spielvogel with Ted Bates, Inc. in 1988, Mr. Lenz was Chairman and Creative Director of Backer Spielvogel Bates U.S. until 1991. Subsequent to his departure from Backer Spielvogel Bates U.S. in 1991, Mr. Lenz has been pursuing personal interests including the development of Cafe USA.

     Mr. Perkins has served as President, Chief Executive Officer and Director of the Company since October 1, 1996. Mr. Perkins served as Executive Vice President and Chief Operating Officer of the Company from February, 1996 to October 1, 1996. From 1988 to 1996, Mr. Perkins was President of US Tel, Inc., a telecommunications development company specializing in new media. From 1985 to 1988, Mr. Perkins organized and managed an interactive media research venture of Citibank, NYNEX and RCA. From 1981 to 1985, Mr. Perkins organized and managed the cable television programming venture of Hearst Corporation and ABC that led to the development of the Arts & Entertainment and Lifetime Networks. From 1980 to 1981, Mr. Perkins created and produced "The Home Shopping Show," the forerunner of The Home Shopping Network. Mr. Perkins is a graduate of Dartmouth College and a former Captain in the U.S. Air Force.

     Mr. Sardoff has served as Senior Vice President, Business Affairs and Chief Financial Officer, since September 1995. From 1993 to 1995, Mr. Sardoff was a Manager of Strategic Planning and Business Development with the Warner Music Group (a division of Time Warner Inc.) involved in the evaluation and start-up of new media ventures. Prior to Time Warner, Mr. Sardoff was an Associate with the investment banking firm of Alpine Capital Group Inc. from 1990 to 1993. Prior thereto, he held positions with the international accounting firm of Ernst & Young. Mr. Sardoff is a certified public accountant and holds a Master of Business Administration degree from the Wharton School of the University of Pennsylvania.

Beneficial Ownership Reports

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other securities of the Company. Such persons are required by the SEC to furnish the Company with copies of all Section 16(a) forms that they file.

     To the Company's knowledge, during the year ended December 31, 1996, based solely on a review of the copies of the Section 16(a) reports furnished to the Company, all of the Company's directors, officers and ten percent stockholders have complied with Section 16(a) of the Exchange Act, except that Messrs. Frank and Perkins were late in filing initial statements of beneficial ownership on Form 3, Messrs. Lenz and Perkins were each late in filing a Form 4 for one transaction, and Mr. Penisten was late in filing a Form 5 for one transaction.

                            EXECUTIVE COMPENSATION

     The following table sets forth information for each of the three years ended December 31, 1996, concerning compensation for services in all capacities awarded to, earned by or paid to (i) each person serving as the chief executive officer, and (ii) the other executive officers of the Company who earned more than $100,000 during 1996 (collectively, the "Named Executives"). There were no other executive officers for whom disclosure would have been provided but for the fact that such individuals were not serving at December 31, 1996.

                          Summary Compensation Table

                                                                                          Long-Term Compensation
                                                                                --------------------------------------------
                                                  Annual Compensation                       Awards              Payouts
                                        --------------------------------------  ------------------------------  -------
                                                                      Other                       Securities                  All
                                                                      Annual                      Underlying                 Other
                                                                    Compensa-    Restricted        Options/       LTIP      Compen-
                                                                     tion(1)    Stock Awards       SARs(2)      Payouts     sation
Name and Principal Position     Year    Salary ($)     Bonus($)        ($)           ($)             (#)          ($)         ($)
-----------------------------  -------  -------------  -----------  ----------  ------------     -------------  --------    -------
Robert H. Lenz   ............   1996       $100,000      $N/A        $ N/A         $N/A            600,000        $N/A        $N/A
 Chairman of the                1995         82,083       N/A          N/A          N/A              N/A           N/A         N/A
 Board and Director             1994        118,749       N/A          N/A          N/A              N/A           N/A         N/A

James N. Perkins ............   1996        151,667       N/A          N/A          N/A            500,000         N/A
 President and Chief            1995            N/A       N/A          N/A          N/A              N/A           N/A         N/A
 Executive Officer              1994            N/A       N/A          N/A          N/A              N/A           N/A         N/A

Darren M. Sardoff   .........   1996        155,000       N/A          N/A          N/A            100,000         N/A         N/A
 Chief Financial Officer        1995         29,583       N/A          N/A          N/A              N/A           N/A         N/A
                                1994            N/A       N/A          N/A          N/A              N/A           N/A         N/A

Stephen G. Bowen ............   1996        175,000       N/A          N/A          N/A            100,000         N/A         N/A
 Former President and           1995        165,208       N/A            A          N/A              N/A           N/A         N/A
 Chief Executive Officer        1994         97,920       N/A            A          N/A              N/A           N/A         N/A

------------
"N/A" indicates that the column is not applicable because no compensation of the category required to be disclosed in the column was received.

"A" indicates that the column is applicable but that no amount is required to be disclosed.

(1) The costs of certain perquisites and other personal benefits are not included because they did not exceed, in the case of each Named Executive, the lesser of $50,000 or 10% of the total of annual salary and bonus reported in the columns above.

(2) Indicates number of shares for which options were granted during the applicable periods.

     The following table sets forth information concerning grants of stock options for the fiscal year ended December 31, 1996 to the Named Executives.

                     Option/SAR Grants in Last Fiscal Year

                                  Individual Grants
                            -----------------------------
                             Number of      % of Total
                             Securities      Options/        Number of
                             Underlying        SARs           Shares/
                             Options/       Granted to        Exercise
                               SARs         Employees         or Base
                              Granted       in Fiscal         Price(2)        Expiration
                              (#)(1)           Year            ($/Sh)           Date
                            -------------   -------------   ---------------   ------------
Robert H. Lenz  .........     600,000             43.17      600,000/2.00       11/14/06
James N. Perkins   ......     500,000             35.97       25,000/2.81        2/06/06
                                                             475,000/2.00       11/14/06
Darren M. Sardoff  ......     100,000              7.19       85,000/2.81        2/06/06
                                                              15,000/2.00       11/14/06
Stephen G. Bowen   ......     100,000              7.19      100,000/2.00       11/14/06

                                       7

------------
(1) All amounts represent stock options to purchase shares of Series A Common Stock granted under the terms of the 1995 Employee Stock Option Plan (the "Plan"). No SARs or SARs granted in tandem with options were granted during 1996. Options terminate three months (but not later than the scheduled termination date) after the date on which employment is terminated (whether such termination be voluntary or involuntary) other than by reason of death or disability. The option terminates one year from the date of termination due to death or disability (but not later than the scheduled termination date).

(2) Under the terms of the Plan, the exercise price per share must equal the fair market value on the date the option is granted. Certain options granted to Messrs. Perkins and Sardoff were repriced. See " -- Compensation Committee Report on Option Repricing," herein. The exercise price may be paid in cash, in shares of Series A Common Stock valued at fair market value on the date of exercise, or in any combination of cash and shares of Series A Common Stock.

     The following table sets forth information concerning the exercise of options to purchase shares of Series A Common Stock by the Named Executives during the fiscal year ended December 31, 1996, as well as the number of securities underlying unexercised options and potential value of unexercised options (both options which are presently exercisable and options which are not presently exercisable) as of December 31, 1996.

              Aggregated Option/SAR Exercises in Last Fiscal Year
                    and Fiscal Year-End Option/SAR Value(1)

                                                                        Number of            Value of
                                                                       Securities          Unexercised
                                                                       Underlying          In-the-Money
                                                                     Options/SARs at      Options/SARs at
                                                                     Fiscal Year-End      Fiscal Year-End
                                                                           (#)                ($)(2)
                             Shares Acquired     Value Realized       Exercisable/         Exercisable/
         Name                on Exercise(#)           ($)             Unexercisable       Unexercisable
-------------------------   ------------------   -----------------   ------------------   -----------------
Robert H. Lenz  .........          0                      $0                  0/600,000           $0/0
James N. Perkins   ......          0                       0            200,000/300,000            0/0
Darren M. Sardoff  ......          0                       0              85,000/15,000            0/0
Stephen G. Bowen   ......          0                       0                  100,000/0            0/0


------------
(1) All amounts represent stock options to purchase shares of Series A Common Stock. No SARs or SARs granted in tandem with stock options were either exercised during 1996 or outstanding at fiscal year-end 1996.

(2) "In-the-money options" are stock options with respect to which the market value of the underlying shares of Series A Common Stock exceeded the exercise price at December 31, 1996. The value of such options is determined by subtracting the aggregate exercise price for such options from the aggregate fair market value of the underlying shares of Series A Common Stock on December 31, 1996.

Employment Contracts, Termination of Employment and Change-in-Control
   Arrangements

     Effective October 1, 1996, Robert H. Lenz, the Company's Chairman, entered into a three-year employment agreement with the Company which provides for: (1) a base salary of $100,000 per year, with increases in subsequent years as may be determined in the discretion of the Board of Directors, (2) bonus compensation as determined from time to time in the discretion of the Board of Directors, (3) a special bonus consisting of 3.75% of the fair market value of any strategic alliance or merger or acquisition transaction, (4) options to purchase 600,000 shares of Series A Common Stock at an exercise price of $2.00 per share, with certain vesting provisions as described below, (5) severance payments upon a change in control of the Company, termination of employment or voluntary resignation for "good reason" (as defined in the agreement) equal to 2.99 times his then base compensation, and (6) benefits provided to all other senior management employees of the Company.

     Effective October 1, 1996, James N. Perkins, President and Chief Executive Officer, entered into an employment agreement with the Company on substantially similar terms to that between the Company and Mr.

Lenz except that Mr. Perkins will receive base compensation of $150,000 and options to purchase 475,000 shares of Series A Common Stock at an exercise price of $2.00 per share. 175,000 of Mr. Perkins' options vested immediately and the remaining 300,000 vest as described below.

     The options granted to Mr. Lenz and 300,000 of the options granted to Mr. Perkins under their employment agreements shall vest in three equal annual installments on November 14, 1997, 1998 and 1999 provided that (a) the first installment shall vest if and only if the Company (i) reports positive earnings before extraordinary items, interest, taxes, depreciation and amortization for the fiscal year ending December 31, 1997, or (ii) reports earnings (before extraordinary items) per primary share ("EPS") of at least $0.35 for the fiscal year ending December 31, 1998, or (iii) reports EPS of at least $0.60 for the fiscal year ending December 31, 1999, or (iv) reports EPS of at least $0.90 for the fiscal year ending December 31, 2000, (b) the second installment shall vest if and only if the Company achieves a target set forth in preceding sub-clauses
(a)(ii), (a)(iii) or (a)(iv), and (c) the third installment shall vest if and only if the Company achieves a target set forth in sub-clause (a)(iii) or
(a)(iv).

     On October 9, 1995, the Company entered into an employment agreement with Darren M. Sardoff as the Senior Vice President, Business Affairs and Chief Financial Officer of the Company. Under the employment agreement, Mr. Sardoff is entitled to a minimum base salary of $150,000 per year, and bonus and incentive compensation as determined by the Board of Directors. The contract will continue from year to year unless terminated by either party. Under the employment agreement, Mr. Sardoff received options to purchase 100,000 shares of Series A Common Stock at an exercise price equal to the fair market value on the date of the grant. Under his employment agreement, Mr. Sardoff is entitled to severance payments of $150,000 and 100,000 options on a fully-vested basis if his employment is terminated by the Company other than for "Cause" (as defined in the agreement), and a severance payment of the lesser of $50,000 or the balance of his year salary and 50,000 options which vested as of January 1, 1996 if his employment is terminated by him for other than "Cause." On February 6, 1996, the Compensation Committee of the Board of Directors determined to replace the options granted to Mr. Sardoff with an exercise price of $5.00 per share with an option with an exercise price of $2.81 per share, based upon the last reported trade price of the Series A Common Stock at the time of such replacement. Prior to Completion of the Private Offering on November 14, 996, the Compensation Committee of the Board of Directors determined to replace options to purchase 15,000 shares of Series A Common stock with an exercise price of $2.81 per share with options with an exercise price of $2.00 per share. See " -- Compensation Committee Report on Option Repricing," herein.

     On October 24, 1996, the Company entered into a severance agreement with Stephen Bowen, former President and Chief Executive Officer of the Company. Under the severance agreement, Mr. Bowen is entitled to receive severance pay of $175,000 which is payable by the Company in 52 weekly installments beginning on October 1, 1996. In addition, Mr. Bowen was granted options to purchase 100,000 shares of Series A Common Stock which are fully vested and immediately exercisable at the price of $2.00 per share.

Compensation Committee Report on Option Repricing

     Prior to the completion of the Company's Private Offering on November 14, 1996, the Company agreed to (i) reset the exercise price of all outstanding options to purchase 200,000 shares of Series A Common Stock granted to Mr. Perkins from $2.81 per share to $2.00 per share, and (ii) reset the exercise price of all outstanding options to purchase 15,000 shares of Series A Common Stock granted to Mr. Sardoff from $2.81 per share to $2.00 per share. The Compensation Committee believes that Mr. Perkins and Mr. Sardoff have each made valuable contributions to the Company and accordingly determined in November, 1996 to reset the exercise price of their outstanding options. The reset exercise price of the options is equal to the closing bid price of the Series A Common Stock in the over-the-counter market as reported by Nasdaq on November 13, 1996, the last business day immediately preceding the date on which the Private Offering was completed.

Directors' Compensation

     In 1996, non-employee directors of the Company who were not also holders of Series B Common Stock and have not been nominated pursuant to a contractual undertaking by the Company receive a fee of $1,000 per meeting, $500 for each committee meeting attended in conjunction with a Board meeting and $1,000 per com-mittee meeting attended not in conjunction with a Board meeting. In addition, in July 1996, the Company granted options to purchase 90,000 shares of Series A Common Stock at an exercise price of $5.00 to each of Messrs. Penisten, Phillips, Wussler, Frank and Shapiro pursuant to the Company's Director Stock Option Plan.

                                 PROPOSAL TWO
                     RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Directors of the Company has appointed Richard A. Eisner & Company, LLP, independent accountants, to provide auditing and accounting services for the Company during fiscal year 1997. Such appointment is being submitted to stockholders for ratification.

     Richard A. Eisner & Company, LLP has audited the books of account and financial statements of the Company since 1992. The Company has been advised that neither the firm nor any of its partners possesses any other material direct or indirect relationship with the Company or its officers or directors, in their capacities as such. Representatives of Richard A. Eisner & Company, LLP are expected to attend the Annual Meeting, will be afforded an opportunity to make a statement, if they desire to do so, and will be available to respond to questions from stockholders.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF RICHARD A. EISNER & COMPANY, LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE 1997 FISCAL YEAR. The affirmative vote of a majority of the shares present, in person or by proxy, at the Annual Meeting is required to ratify the appointment. All proxies will be vote "FOR" ratification of the appointment unless a stockholder specifies to the contrary on such stockholder's proxy card.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals regarding the 1998 Annual Meeting must be submitted to the Company by January 2, 1998 to receive consideration for inclusion in the Company's 1998 proxy material.

                                 OTHER MATTERS

     As of the date hereof, the Company knows of no other business that will be presented for consideration at the Annual Meeting. However, the enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the meeting: (i) matters that the Company's Board of Directors does not know, a reasonable time before proxy solicitation, are to be presented for approval at the meeting; (ii) approval of the minutes of a prior meeting of stockholders, if such approval does not constitute ratification of the action at the meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rule 14a-8 under the Exchange Act, as amended; and (v) matters incidental to the conduct of the meeting. If any such matters come before the meeting, the proxy agents named in the accompanying proxy card will vote in accordance with their judgment.

                 ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-KSB

     This Proxy statement is accompanied by the Company's Annual Report to Stockholders for the year ended December 31, 1996, which includes the Company's Annual report on Form 10-KSB for the fiscal year ended December 31, 1996.

                            By Order of the Board of
Directors


                                                /s/ Robert H. Lenz
                                                ------------------

                                                Robert H. Lenz
                                                Chairman

                                     PROXY
                                    -------
                     FOOD COURT ENTERTAINMENT NETWORK, INC.
                    Proxy for Annual Meeting of Stockholders

                                  June 4, 1997

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby constitutes and appoints Robert H. Lenz and James N. Perkins and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution for and in the name, place and stead of the undersigned to appear at the Annual Meeting of Stockholders of Food Court Entertainment Network, Inc. (the "Company"), to be held on the 4th day of June, 1997, and at any postponement or adjournment thereof, and to vote all of the shares of Series A Common Stock and Series B Common Stock of the Company which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present. The undersigned directs that this proxy be voted as follows:

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                     FOOD COURT ENTERTAINMENT NETWORK, INC.

                                  June 4, 1997




                Please Detach and Mail in the Envelope Provided.
--------------------------------------------------------------------------------

A [ X ] Please mark your votes as in this example.


1. ELECTION OF DIRECTORS

FOR [  ]

WITHHOLD AUTHORITY to vote for all directors, check this box [  ]

Nominees:
Robert H. Lenz, James N. Perkins,
Gary D. Penisten, Howard W. Phillips,
Robert J. Wussler, Benjamin Frank
and E. Donald Shapiro


2. Ratification of independent auditor.

FOR [  ]   AGAINST [  ]   ABSTAIN [  ]


3. To transact such other business as may properly come before this meeting or any postponement or adjournment thereof.

   This proxy will, when properly executed, be voted as directed. If no directions to the contrary are indicated, the persons named herein intend to vote for the election of the named nominees for director and for proposal 2.

   THE PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN THE COMPANY'S PROXY STATEMENT.

   The undersigned hereby acknowledges receipt of the Company's 1997 Annual Report to Stockholders, Notice of the Company's 1997 Annual Meeting of Stockholders and the Proxy Statement relating thereto.

   PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.



______________________  ____________________________  DATE:________________,1997
Signature               Signature if held jointly       (Please date this Proxy)

NOTE: It would be helpful if you signed your name exactly as it appears on your stock certificate(s), indicating any official position or representative capacity. If shares are registered in more than one name, all owners should sign.